SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2005 (April 7, 2005)

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-22825	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

105 Carnegie Center

Princeton, NJ 08540-6215

(Address of principal executive offices, including zip code)

(609) 734-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 7, 2005, RCN Corporation (“RCN”) entered into an offer letter with Stephen A. Bogiages (the “Employment Letter”), pursuant to which Stephen A. Bogiages will serve as Senior Vice President, General Counsel and Corporate Secretary of RCN, effective as of April 7, 2005. The Employment Letter contains customary confidentiality, non-competition, non-solicitation and indemnification provisions. A copy of the Employment Letter is filed as Exhibit 99.1 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Employment Letter by and between RCN Corporation and Stephen A. Bogiages, dated April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter Aquino
Name:	Peter Aquino
Title:	Chief Executive Officer

Date: April 20, 2005

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Employment Letter by and between RCN Corporation and Stephen A. Bogiages, dated April 7, 2005.